UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 17, 2021
Date of Report (Date of earliest event reported)

Essential Properties Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38530	82-4005693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Carnegie Center Blvd., Suite 520
Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(609) 436-0619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value	EPRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

Essential Properties Realty Trust, Inc., a Maryland corporation (the “Company”), held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on May 17, 2021. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of eight director nominees to serve until the 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify, (ii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers and (iii) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

As of March 25, 2021, the record date for the Annual Meeting, there were 108,934,363 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, all of the eight director nominees were elected, the compensation of the Company’s named executive officers was approved on an advisory basis and the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified. Set forth below are the final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

1.At the Annual Meeting, the Company’s stockholders elected, by the vote indicated below, the following eight persons as directors of the Company, each to serve until the 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify:

Name	Votes For	Votes Against	Withheld	Broker Non-Votes
Paul T. Bossidy	101,107,089	0	580,144	2,232,043
Joyce DeLucca	101,062,595	0	624,638	2,232,043
Scott A. Estes	100,941,867	0	745,366	2,232,043
Peter M. Mavoides	101,108,048	0	579,185	2,232,043
Lawrence J. Minich	99,050,551	0	2,636,682	2,232,043
Heather L. Neary	99,197,344	0	2,489,889	2,232,043
Steven D. Sautel	99,197,692	0	2,489,541	2,232,043
Janaki Sivanesan	99,030,297	0	2,656,936	2,232,043

2.    At the Annual Meeting, the Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
91,873,569	9,786,778	26,886	2,232,043

3.    At the Annual Meeting, the stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,704,011	197,995	17,270	0

9.01—Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2021	ESSENTIAL PROPERTIES REALTY TRUST, INC.

	By:	/s/ Mark E. Patten
Mark E. Patten
Executive Vice President, Treasurer and Chief Financial Officer